UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 16, 2016

KEY LINK ASSETS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-190836	27-3439423
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

216 South Jefferson, Suite LL1

Chicago, IL  60661

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (312) 965-9637

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KEY LINK ASSETS CORP.

March 21, 2016

Item 5.07

Submission of Matters to a Vote of Security Holders.

Approval of Forward Stock Split

On March 16, 2016, the Board of Directors of Key Link Assets Corp. (the “Company”) approved a forward stock split (“Stock Split”) of the Company’s common stock, $0.0001 par value (the “Common Stock”) in which each one (1) share of the Company’s issued and outstanding Common Stock would be converted into four (4) validly issued, fully paid and non-assessable shares of Common Stock and presented a written resolution for approval by holders of a majority of the Common Stock of the Company.

On March 16, 2016, the holders of a majority of the issued and outstanding Common Stock of the Company approved the Stock Split and approved the filing of a Certificate of Amendment to the Company’s Certificate of Incorporation to reflect the Stock Split.

The effective date of the Stock Split will be established by the management of the Company following consultations with FINRA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 21, 2016	KEY LINK ASSETS CORP.

By:/s/ Shawn P. Clark
Shawn P. Clark
President and Chief Executive Officer

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